DATA SYSTEMS & SOFTWARE INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms its subscription for the purchase of shares of Common Stock, par value $.01 per share, of DATA SYSTEMS & SOFTWARE INC. (“Common Stock”), a Delaware corporation (the “Company”), and warrants exercisable for Common Stock (“Warrants”), on the terms described below

Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company’s Confidential Private Placement Memorandum, dated June 12, 2006 (as amended or supplemented, and together with all documents and exhibits thereto, the “Memorandum”). The Common Stock, Warrants and shares issuable upon exercise of the Warrants (“Warrant Shares”) are sometimes referred to collectively herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1. Purchase and Sale of the Common Stock with Warrants.

      (a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of shares of Common Stock at a price per Share equal to $2.65 (the “Share Price”) and for the aggregate subscription amount set forth on the signature page hereto. The Company further agrees to issue to Subscriber a Warrant exercisable for a term of five years from the date of the initial closing for an amount of Common Stock equal to 25% of that number of shares subscribed for by Subscriber in this Offering. The exercise price of the Warrants shall be equal to $2.78 per share (the “Exercise Price”). Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b) Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Common Stock and Warrants subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check of immediately available funds. The minimum purchase is $25,000.

(c) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of Common Stock and Warrants, which offering is being made on a “best efforts” basis up to the maximum of $3,000,000 of Common Stock (the “Maximum Offering”). Subscriber understands that there is no minimum number of shares of Common Stock which must be sold prior to release of funds to the Company. During the period of the Offering, which period shall commence on June 12, 2006 and terminate at 3:00 p.m. EDT on July 12, 2006, subject to the extension of such period by agreement between the Company and the Placement Agent for an additional period to end on August 11, 2006, or any date prior thereto (the “Offering Period”), funds will be held in an escrow account established by the Company and the Placement Agent with Signature Bank, and released at the discretion of the Company and the Placement Agent from time to time. If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned to the investor without interest or deduction.

2. Covenants, Representations and Warranties of Subscriber. Subscriber covenants with, represents and warrants to, the Company and Placement Agent as follows:

(a) Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Shares and Warrant Shares (in accordance with Section 5 below). Subscriber further understands that the Warrants are redeemable by the Company upon the terms as described in the Memorandum, and that the redemption by the Company may occur at time when the subscriber may be unable, due to his own personal financial condition, to exercise the Warrants.

(c) Subscriber is purchasing the Securities for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities in full compliance with the applicable provisions of the Act, the rules and regulations promulgated thereunder, and applicable state securities laws.

(d) Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, and (ii) all information that it desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon the Memorandum and any other information furnished to Subscriber in writing. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are suitable for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h) The information provided by the Subscriber in the Confidential Purchaser Questionnaire accompanying this Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(k) Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of its investment.

(l) Subscriber acknowledges that it has carefully reviewed the Memorandum and considered the risk factors discussed in the “Risk Factors” section prior to making an investment decision.

(m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities. Subscriber is not being represented by counsel to the Company or the Placement Agent and has been instructed to obtain independent advice regarding the Offering and the making of this investment.

(n) Subscriber is aware that the Securities when issued will be “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR DATA SYSTEMS & SOFTWARE INC., IS AVAILABLE.”

(p) Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and that the Company intends to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(q) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

(r) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(s) Subscriber further represents that the address set forth below is its principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

(t) Subscriber understands that the Company and the Placement Agent shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(u) In making its decision whether to make an investment in the Securities being offered in this Offering, Subscriber is not relying upon any information other than that contained in the Memorandum and Subscription Agreement, which Subscriber has carefully read, or other information provided in writing by the Company.

(v) Subscriber represents that Subscriber is not subscribing for Securities in this Offering as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

  (w) Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(x) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

(y) Subscriber represents and warrants, to the best of its knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(z) Subscriber (either directly or indirectly) : (i) has not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent; and (ii) shall keep confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and not use the information about the Company (including the terms of the Offering) for any other purpose, including trading of the Company’s securities (including any short selling or other hedging transactions), until the terms of the Offering have been publicly disclosed.

3. Covenants, Representations and Warranties of the Company. The Company covenants with, represents and warrants to, Subscriber as follows:

(a) The Company and its Controlled Subsidiaries, are (a) corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation, each have full power and authority to own or lease all of the assets owned or leased by each of them and to conduct their respective business as described in the Memorandum and (b) are duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted or the character of the assets owned or leased makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company's presently conducted business (taken as a whole with the business of the Controlled Subsidiaries). The term “Controlled Subsidiaries” means any corporation or other organization in which the Company owns, directly or indirectly, an equity or other ownership interest equal to or greater than 50 percent.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d) The Memorandum and/or information provided by the Company to the undersigned hereof, including, without limitation, all filings of the Company filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), included therewith or filed prior to the completion of the Offering ( collectively, “SEC Reports”) do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).

(e) As of the date hereof there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Memorandum or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, nor as of each closing date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Memorandum or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default

(f) To the best of its knowledge, the Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted intangibles of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Memorandum, and (ii) except as set forth in the Memorandum, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

(g) The shares of Common Stock and Warrants to be issued and sold to the undersigned as provided in the Memorandum have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum. The Warrants are exercisable for Common Stock and the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's certificate of incorporation or by-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

(h) The Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Subscriber. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Subscriber for at least three (3) years after the final Closing of the Offering.

(i) The Company’s capitalization prior to the Offering is as stated in the Memorandum, under the column titled “Actual” in the table under the caption “Capitalization.”

(j) The outstanding options, warrants and other convertible securities of the Company are as set forth in the Memorandum and the Company’s SEC Reports (collectively, the “Company Documents). Neither the Company nor any subsidiary is a party to an agreement, instrument or understanding which calls for, and no securities of the Company or any subsidiary contain provisions relating to, the resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary. The issuance of the Securities or the consummation of the Offering will not trigger any resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary and will not result in any preemptive rights to acquire securities of the Company in favor of any third party.

(k) Neither the Company nor any of its subsidiaries are (i) in violation of its certificate of incorporation or by-laws, (ii) to the best knowledge of the Company, in violation of any statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality, court, domestic or foreign, or arbitration panel or other body applicable to it where such violation would have a material adverse effect or (iii) to the best knowledge of the Company, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, sublease, license agreement, contract or other agreement or instrument to which it is a party or by which it or any of its respective properties are bound or affected (“contracts”), where such defaults, singly or in the aggregate, would have a material adverse effect. To the knowledge of the Company, no other party under any contract is in default in any material respect thereunder which affects the Company or any subsidiary.

(l) The Company and its subsidiaries (A) has paid all federal, state, local and foreign taxes for which it is liable and has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended, (B) has established adequate reserves for such taxes which are not due and payable and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

(m) The Company and the subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of reliable financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(n) The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a material adverse effect upon the Company.

4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company or Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5. Registration Rights Granted to Subscriber. In consideration of the investment in the Company described in this Agreement and the Memorandum, the Company hereby grants to the Subscriber the registration rights set forth on Annex A attached hereto.

6. Anti-Dilution Adjustments; Right of Participation.

(a)  The Company covenants and agrees that the Subscriber shall be entitled to additional shares of Common Stock and a reduction in the exercise price of the Warrants in the event that the Company issues any shares of its Common Stock (or securities convertible into Common Stock) at less than the Share Price. In the event that, during the term commencing on the Closing of this Offering and ending on a date which is 6 months after the effective date of the registration statement required to be filed by the Company in accordance with this Subscription Agreement (as described in Annex A), if the Company sells or issues additional shares of Common Stock, or securities (debt and/or equity) convertible into Common Stock, with a purchase, exercise or conversion price (the “Share Antidilution Price”) of less than the Share Price (as adjusted for stock splits, stock dividends and the like), with certain exceptions set forth in clause (b) below, the Company shall promptly issue to each Subscriber additional shares of Common Stock.

The number of additional shares of Common Stock issuable to each investor shall be such number as equals the excess of “A” over “B”, where :

A	=	(Number of Shares Purchased in this Offering X Share Issue Price)
Share Anti-dilution Price
And
B	=	The number of Shares acquired by such investor in this Offering

The exercise price of the Warrants shall be reduced to 105% of the Share Antidilution Price, as provided in the Warrants.

(b) The adjustments to the number of Shares issuable to the Subscriber as provided in clause (a) above shall not be applicable in the following instances: (i) Common Stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to a stock plan or other compensation arrangement which shall be approved by the Board of Directors of the Company, (ii) capital stock, debt instruments convertible into capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers, technology licenses or purchases, corporate partnering agreements, joint ventures or similar transactions, the terms of which are approved by the Board of Directors of the Company, and (ii) Common Stock issued or issuable upon conversion of the Warrants or any other securities exercisable or exchangeable for, or convertible into shares of Common Stock outstanding as of June 7, 2006.

(c) The Company hereby agrees that until the effectiveness of the registration statement required to be filed in connection herewith, as described in Annex A hereto, notwithstanding anything else to the contrary contained in this Subscription Agreement, other than with respect to issuances provided for under clause (b) above, it shall not issue or agree to issue any shares of its Common Stock or securities (whether debt or equity) convertible into shares of Common Stock with a issue, purchase or conversion price of less than the Share Price without the written consent of Subscribers holding 75% of the then outstanding Common Stock issued in the Offering; provided, however, this right shall terminate on the date that the Subscribers no longer hold 75% of the Common Stock and Warrants sold in the Offering.

(d) The Company hereby agrees that during the period commencing on the date of the Memorandum and ending 12 months after the final Closing of the Offering, the Subscriber shall have the right to participate, on a pro rata basis, in any financing (other than public offerings of securities registered under the Act) undertaken by the Company during such period (a “Subsequent Financing”). The Company shall provide to the Subscriber a written summary of each Subsequent Financing at least 15 days in advance (“Financing Notice”) of the proposed closing date of the Subsequent Financing, including the proposed terms of the securities to be issued and purchase price, the anticipated capitalization of the Company following the Subsequent Financing and the proposed closing of such Subsequent Financing. Subscriber shall have 10 days from the date of mailing by the Company of the Financing Notice to advise the Company in writing that he intends to participate in the Subsequent Financing.

7. Patriot Act Compliance

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)  The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)	A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)	A Foreign Shell Bank; or

(3)	A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)  The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c)  The undersigned represents that:

(1)
Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure; or

(2)
Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(3)
Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d) Form purposes of this Section 7, the following definitions shall apply;

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

8. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(d) Subscriber acknowledges that it has been advised to consult with its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate. Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company or the Placement Agent.

(e) Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

200 Route 17
Mahwah, NJ 07430
Attn.: John A. Moore, Chief Executive Officer

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:

If to First Montauk Securities Corp. at:

Parkway 109 Office Center
Red Bank, New Jersey 07701
Tel No.: 732-842-4700
Attn: Chief Compliance Officer

(f) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(g) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(h) Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York, New York, or in the United States District Court for the Southern District of New York (the “New York Courts”). The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Courts in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Courts and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(i) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(j)  The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(k) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(l) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Purchase Price	Number of Shares

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

_______ Joint Tenancy   ______ Tenants in Common

Wiring Instructions:

Bank Name:	Signature Bank
ABA #:	0260135176
Tel Number	646-822-1361
Address	261 Madison Avenue, New York, New York 10016
Acct #:	1500768270
Acct. Name:	Signature Bank as Escrow Agent for Data Systems & Software Inc.
Reference

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________    __________________________
Total Purchase Price    Number of Shares

_____________________________________________________________________________
Print or Type Name of Entity

______________________________________________________________________________
Address

____________________________________  ____________________________________
Taxpayer I.D. No. (if applicable)    Date

By: ____________________________________ ____________________________________
Signature: Name:         Print or Type Name and Indicate
    Title:          Title or Position with Entity

____________________________________ ____________________________________
Signature (other authorized signatory)      Print or Type Name and Indicate
                      Title or Position with Entity

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Bank Name:	Signature Bank
ABA #:	0260135176
Tel Number	646-822-1361
Address	261 Madison Avenue, New York, New York 10016
Acct #:	1500768270
Acct. Name:	Signature Bank as Escrow Agent for Data Systems & Software Inc.
Reference

SUBSCRIPTION SIGNATURE PAGE AND ACCEPTANCE BY DATA SYSTEMS & SOFTWARE INC.

IN WIITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

DATA SYSTEMS & SOFTWARE, INC.

By: __________________________________
Name:
Title:

Date: __________________________, 2006

Name of Subscriber
$
Total Purchase Price	Number of Shares

Annex A

Registration Rights

DATA SYSTEMS & SOFTWARE INC. (the “Company”) hereby grants to the Subscriber the following registration rights.

1. Definitions.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between DATA SYSTEMS & SOFTWARE INC. and the subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of June 12, 2006 (as amended or supplemented, and together with all documents and exhibits attached thereto, the “Memorandum”). As used herein, the following terms shall have the following meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Commission: The United States Securities and Exchange Commission.

Common Stock: The Common Stock, par value $.01 per share, of the Company.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Holder or Holders: Any holder of the Registrable Securities.

Offering: means the private placement offering of securities by the Company as described in the Memorandum.

Person: Any individual, corporation, partnership, joint venture, association, joint -stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Questionnaire: A questionnaire prepared by the Company to be completed by each Holder providing the information required by Sections 507 and 508 of Regulation S-K, as promulgated under the Securities Act and the Exchange Act, for inclusion in a Registration Statement, including identification of all beneficial owners of Registrable Securities.

Registrable Securities: The Shares and the Warrant Shares, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission or (2) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier.

Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

Warrants: The warrant to purchase Common Stock included in the Offering, such shares to be referred to as “Warrant Shares.”

2. Registration Rights.

(a) Required Registration Within 30 days following the final Closing of the Offering, the Company shall prepare and file with the Commission a Registration Statement on appropriate form as determined under the regulations of the Commission for the purpose of registering for public resale: (i) the Common Stock and the Warrant Shares sold in the Offering, and (ii) the shares underlying warrants issuable to the Placement Agent in connection with the Offering. The Company shall use its best efforts to ensure that such Registration Statement is declared effective within 120 days of the final Closing. In the event that: (i) such Registration Statement is not filed within 30 days of the final Closing or (ii) the Registration Statement (of either type) is not declared effective by the Commission within 120 days of the final Closing or, thereafter, the Registration Statement does not stay effective for 30 consecutive days for any reason during the two year period commencing after its effectiveness, then Holder shall be entitled to liquidated damages equal to one and one-quarter percent (1.25%) of the Holder’s original subscription price in the Offering for each 30 day period, pro rated on a daily basis; provided, however, that such damages shall not exceed 11.25% of such Holder’s original subscription payment. The Company will agree to take all actions as are necessary to keep the Registration Statement effective until the later of: (i) the first anniversary of the first date on which no Warrants remain unexercised or unexpired or (ii) the date all Securities underlying the Units may be sold without any restrictions under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144(k). The Company shall bear all expenses of the Registration Statement, including fees and expenses of counsel or other advisors to the investors in the Placement and the Placement Agent, (which counsel fees shall be the sum of $15,000 and payable in advance at the final closing of the Offering) as well as any filing fees payable in connection with any required NASD filings by the Placement Agent.

(b) Withdrawal. If a registration pursuant to this Section 2 involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register the Holder’s securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the Holders.

(c) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees, provided that all other security holders of the Company whose securities are included in the Registration Statement similarly agree, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any transfer, sale, assignment or pledge of any securities of the Company beneficially owned by the Holder during the thirty (30) days prior to, and continuing for the 180 days following the effective date of such Registration Statement (except as part of such registration).

(d) Exceptions. Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities pursuant to Section 2 hereof for the time periods described in Section 2(e) hereof upon the occurrence of any of the following:

(i) The Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefore);

(ii) The Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise;

(iii) The Company is in possession of material nonpublic information that the Company would be required to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company;

(e)  Period of Delay. If an event described in clauses (i) through (iii) of Section 2(d) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 60 days.

(f) Inclusion in Registration Statement. Within three (3) days following the final Closing of this Offering, the Company shall deliver a Questionnaire to each Holder. Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Questionnaire on or prior to the 15th day following the final Closing of this Offering. If a Holder of Registrable Securities returns a Questionnaire after the deadline specified in the previous sentence, the Company shall use its best efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Questionnaire, provided that the Company will take such action on or prior to the 45th day following receipt of the applicable Questionnaire.

3. Registration Procedures.

In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the “Selling Holders”), Holders’ legal counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders’ legal counsel and the underwriters, if any. Any such review by Holder’s legal counsel and the underwriters, if any, shall toll the 30 day time period described in Section 2(a) until such review has been completed and the filing has been approved by each of Holder’s legal counsel and the underwriters as applicable. The Company will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b) as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

(c) as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

(d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(f) as promptly as practicable notify each Selling Holder and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or blue sky laws or the initiation of any proceedings for that purpose and (iv) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

4. Registration Expenses.

(a) All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called “Registration Expenses.”

(b) The Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Registrable Securities to be registered by each Holder. In addition, the Company shall bear the costs and expenses of any required legal opinion or transfer agent fees in connection with any transfer of Registrable Securities pursuant to Rule 144.

5. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d) Contribution. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6. Transfer of Rights.

The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

7. Amendment

Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.